UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2025

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	001-34762		31-1042001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. employer identification number)

255 East Fifth Street, Suite 900	Cincinnati,	Ohio	45202
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, No par value	FFBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on January 1, 2026 of the merger of BankFinancial Corporation (“BankFinancial”), a Maryland corporation, with and into First Financial Bancorp. (the “Company”), an Ohio corporation (the “Merger”), with the Company as the surviving corporation in the Merger, pursuant to the Agreement and Plan of Merger, dated as of August 11, 2025 (the “Merger Agreement”), by and between the Company and BankFinancial.

Item 2.01    Completion of Acquisition or Disposition of Assets.

On January 1, 2026, the Company completed its previously announced Merger with BankFinancial pursuant to the Merger Agreement.

Immediately following the Merger, and also effective as of January 1, 2026, BankFinancial’s wholly owned banking subsidiary, BankFinancial, National Association, merged with and into First Financial’s wholly owned banking subsidiary, First Financial Bank (the “Bank Merger”), with First Financial Bank continuing as the surviving bank in the Bank Merger.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time (the “Effective Time”), each share of BankFinancial common stock, $0.01 par value per share, issued and outstanding immediately prior to the Effective Time, was converted into the right to receive 0.480 of a share of common stock, no par value, of the Company (the “Company Common Stock”).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on August 11, 2025 and incorporated herein by reference.

The issuance of shares of the Company Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-290507) filed by the Company with the Securities and Exchange Commission and which became effective on October 29, 2025 (the “Registration Statement”). The proxy statement/prospectus included in the Registration Statement contains additional information about the Merger Agreement and the transactions contemplated thereby.

Item 8.01    Other Events.

On December 31, 2025, the Company issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	First Financial Bancorp. Press Release, dated December 31, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Karen B. Woods
Karen B. Woods
General Counsel and Chief Administrative Officer

Date:	January 2, 2026